Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Contact
Adaptec, Inc.
Investor Relations
Investor_Relations@adaptec.com
(408) 957 - 7811

Adaptec Reports Second Quarter Results for Fiscal 2010

MILPITAS, Calif. - (BUSINESS WIRE) - October 29, 2009 - Adaptec, Inc. (NASDAQ: ADPT), today reported its results for the second quarter of fiscal 2010, which ended on October 2, 2009.

Financial Highlights for Second Quarter of Fiscal 2010

  Total net revenues of $18.4 million
  GAAP gross margins of 44%; non-GAAP gross margins of 50%
  GAAP net loss per share of $(0.03); non-GAAP net loss per share of $(0.01)
  Positive operating cash flows from continuing operations of $4.9 million
  Ended the quarter with $385.6 million in combined cash, cash equivalents and marketable securities

Business Highlights for Second Quarter of Fiscal 2010

  Unveiled strategic vision for the Company's Data Conditioning Platform, which enables next-generation enterprise and cloud data centers to utilize our technologies to improve server and storage utilization, lower costs and address green initiatives.

  Launched the Company's Max IQ SSD Cache Performance Solution, an industry "first" for building and managing High-Performance Hybrid Arrays in commodity servers to maximize performance while minimizing capital and operating costs, without disrupting existing operations.

  Received Editor's Choice Award for one of Adaptec's Series 5 Unified Serial controller from PC Magazine Belgium.

Financial Results

Net revenues for the Company's second quarter of fiscal 2010 were $18.4 million, compared with $31.7 million for the second quarter of fiscal 2009. Gross margins, computed on a generally accepted accounting principles (GAAP) basis, were 44% for the second quarter of fiscal 2010, compared with 42% for the second quarter of fiscal 2009. Non-GAAP gross margins for the second quarter of fiscal 2010 were 50%, compared with 44% for the second quarter of fiscal 2009.

The Company's GAAP loss from continuing operations, net of taxes, for the second quarter of fiscal 2010 was $(4.1) million, or $(0.03) per share, compared with GAAP income from continuing operations, net of taxes, of $3.3 million, or $0.02 per share, for the second quarter of fiscal 2009. GAAP net loss for the second quarter of fiscal 2010 was $(3.8) million, or $(0.03) per share, compared with GAAP net income of $3.3 million, or $0.02 per share, for the second quarter of fiscal 2009.

Non-GAAP loss from continuing operations, net of taxes, for the second quarter of fiscal 2010 was $(1.8) million, or $(0.01) per share, compared with non-GAAP income from continuing operations, net of taxes, of $4.0 million, or $0.03 per share, for the second quarter of fiscal 2009. Non-GAAP net loss for the second quarter of fiscal 2010 was $(1.8) million, or $(0.01) per share, compared with non-GAAP net income of $4.0 million, or $0.03 per share, for the second quarter of fiscal 2009.

"Although customer engagements with our new products continue to grow, our new product revenue is not enough to offset the decline in revenues from our legacy products," said S. "Sundi" Sundaresh, President and Chief Executive Officer of Adaptec. "Our recent product introductions, such as our MaxIQ Cache Performance Solution that was successfully launched in September as part of our Data Conditioning Platform, allow us to deliver new server, storage and application optimization technologies with the ability to reduce financial costs and address green initiatives for the next generation enterprise and cloud data centers. We continue to focus on attracting new customers for our new products while maintaining tight controls on our operating expense levels."

Business Outlook

For the third quarter of fiscal 2010, net revenues are projected to be between $15 million and $17 million. GAAP net loss per share is projected to be in the range of $(0.06) and $(0.04). Non-GAAP net loss per share is projected to be in a range of $(0.04) and $(0.02). Actual results may vary depending on a number of factors including challenging economic conditions in IT spending for servers and timing of the Company's revenue transitions.

Non-GAAP Financial Information

The non-GAAP results for all periods presented differ from results measured under GAAP as they exclude stock-based compensation expense, expense associated with the management liquidation pool established in connection with the Aristos Logic Corporation transaction, amortization of acquisition-related intangible assets, restructuring costs, gain on extinguishment of debt, tax differences due to GAAP versus non-GAAP measurements and certain items related to discontinued operations. A complete reconciliation between GAAP and non-GAAP information referred to in this release is provided in the attached tables at the end of this press release in the section "Use of Non-GAAP Financial Measures."

Conference Call

The Adaptec second quarter of fiscal 2010 earnings conference call is scheduled for 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) on October 29, 2009. Individuals may participate via webcast at least 15 minutes prior to the teleconference or listen to an audio replay by visiting www.adaptec.com/investor. A telephone replay of the teleconference will be available through November 5, 2009 by calling (888) 286-8010 in the U.S. or (617) 801-6888 internationally and referencing "passcode" number 61561219.

About Adaptec

Adaptec, Inc. (NASDAQ: ADPT) provides innovative data center I/O solutions that protect, accelerate, optimize, and condition data in today's most demanding data center environments. Adaptec products are used in IT environments ranging from traditional enterprise environments to fast growing, on-demand cloud computing data centers. The company's products enable data center managers, channel partners and OEMs to deploy best-in-class storage solutions to meet their customers' evolving IT and business requirements. Around the world, leading corporations, government organizations, and medium and small businesses trust Adaptec technology. More information is available at www.adaptec.com, on its blog, storageadvisors.adaptec.com, and at adaptec.com/facebook and twitter.com/Adaptec_Inc.

Safe Harbor Statement

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements such as "will," "believe," "are projected to be" and similar expressions are statements regarding future events or the future performance of Adaptec, and include statements regarding projected operating results. These forward-looking statements are based on current expectations, forecasts and assumptions and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. These risks include: general economic conditions; that if we do not meet our operational objectives, we may have to continue to implement additional plans to reduce our operating costs; achieving necessary support from the contract manufacturers to which we have outsourced manufacturing, assembly and packaging of our products; Adaptec's ability to launch new products; difficulty in forecasting the volume and timing of customer orders; reduced demand in the server, network storage and desktop computer markets; our target markets' failure to accept, or delay in accepting, network storage and other advanced storage solutions, including our MaxIQ SSD Cache Performance Solution, SAS, SATA and iSCSI lines of products; decline in consumer acceptance of our current products; the timing and volume of orders by OEM customers for storage products; our ability to control and manage costs associated with the delivery of new products; and the adverse effects of the intense competition we face in our business. For a more complete discussion of risks related to our business, reference is made to the section titled "Risk Factors" included in our Quarterly Report on Form 10-Q for the quarter ended July 3, 2009 on file with the Securities and Exchange Commission. Adaptec assumes no obligation to update any forward-looking information that is included in this release.

Adaptec is a registered trademark and Unified Serial is a trademark in the United States and other countries. Other company names are trademarks or registered trademarks of their respective owners. Adaptec disclaims any and all rights in these trademarks.

###

Adaptec, Inc.
GAAP Condensed Consolidated Statements of Operations
(unaudited)

                                                         Three-Month Period Ended            Six-Month Period Ended
                                            -------------------------------------------  ----------------------------
                                             October 2,       July 3,     September 26,   October 2,    September 26,
                                                2009           2009           2008           2009           2008
                                            -------------  -------------  -------------  -------------  -------------
                                                                (in thousands, except per share amounts)

Net revenues                               $      18,442  $      21,738  $      31,655  $      40,180  $      63,158
Cost of revenues                                  10,279         11,635         18,326         21,914         35,147
                                            -------------  -------------  -------------  -------------  -------------
Gross profit                                       8,163         10,103         13,329         18,266         28,011
                                            -------------  -------------  -------------  -------------  -------------
Operating expenses:
   Research and development                        7,195          7,554          4,863         14,749         10,766
   Selling, marketing and administrative           7,926          6,635          8,753         14,561         18,250
   Amortization of acquisition-related
      intangible assets                              325            325            108            650            108
   Restructuring charges (credits)                   (92)           149          1,402             57          3,239
                                            -------------  -------------  -------------  -------------  -------------
      Total operating expenses                    15,354         14,663         15,126         30,017         32,363
                                            -------------  -------------  -------------  -------------  -------------
Loss from continuing operations                   (7,191)        (4,560)        (1,797)       (11,751)        (4,352)
Interest and other income, net                     2,364          2,647          6,242          5,011         11,504
Interest expense                                      (1)            (4)          (476)            (5)        (1,317)
                                            -------------  -------------  -------------  -------------  -------------
Income (loss) from continuing
     operations before income taxes               (4,828)        (1,917)         3,969         (6,745)         5,835
Benefit from (provision for) income taxes            737          2,071           (657)         2,808         (2,570)
                                            -------------  -------------  -------------  -------------  -------------
Income (loss) from continuing
     operations, net of taxes                     (4,091)           154          3,312         (3,937)         3,265
                                            -------------  -------------  -------------  -------------  -------------
Discontinued operations:
   Loss from discontinued
      operations, net of taxes                        --             --             --             --           (734)
   Gain on disposal of discontinued
      operations, net of taxes                       318            440             --            758          5,794
                                            -------------  -------------  -------------  -------------  -------------
Income from discontinued
      operations, net of taxes                       318            440             --            758          5,060
                                            -------------  -------------  -------------  -------------  -------------
Net income (loss)                          $      (3,773) $         594  $       3,312  $      (3,179) $       8,325
                                            =============  =============  =============  =============  =============

Income (loss) per common share:
    Basic
        Continuing operations              $       (0.03) $        0.00  $        0.03  $       (0.03) $        0.03
        Discontinued operations            $        0.00  $        0.00  $          --  $        0.01  $        0.04
        Net income (loss)                  $       (0.03) $        0.00  $        0.03  $       (0.03) $        0.07
    Diluted
        Continuing operations              $       (0.03) $        0.00  $        0.02  $       (0.03) $        0.02
        Discontinued operations            $        0.00  $        0.00  $          --  $        0.01  $        0.04
        Net income (loss)                  $       (0.03) $        0.00  $        0.02  $       (0.03) $        0.06

Shares used in computing income (loss) per share:
    Basic                                        118,961        119,284        119,682        119,122        119,437
    Diluted                                      118,961        119,869        134,594        119,122        137,038

Use of Non-GAAP Financial Measures

To supplement its condensed consolidated financial statements in accordance with generally accepted accounting principles (GAAP), the Company's earnings release contains non-GAAP financial measures that exclude certain expenses, gains and losses. The Company believes that the use of non-GAAP financial measures provides useful information to investors to gain an overall understanding of its current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that the Company believes are not indicative of its core operating results. In addition, non-GAAP financial measures are used by management for budgeting and forecasting as well as subsequently measuring the Company's performance, and the Company believes that it is providing investors with financial measures that most closely align to its internal measurement processes. The Company also believes, based on feedback provided to the Company during its earnings calls' Q&A sessions and discussions with the investment community, that the non-GAAP financial measures it provides enhance the ability of the investment community to review the Company's results and projections.

The non-GAAP financial information is presented using consistent methodology from quarter-to-quarter and year-to-year. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP financial measures presented by the Company may be different than the non-GAAP financial measures presented by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP financial measures.

The Company excludes the following expenses, gains and losses from its non-GAAP financial measures, when applicable:

Stock-based compensation expense: Stock-based compensation expense is associated with stock awards, such as stock options, restricted stock awards and restricted stock units that are granted under the Company's equity incentive plans. The Company excludes stock-based compensation expense from non-GAAP financial measures because it is a non-cash measurement that does not reflect the Company's ongoing business; the Company believes that the provision of non-GAAP information that excludes stock-based compensation improves the ability of investors to compare its period-over-period operating results, as there is significant variability and unpredictability across companies with respect to this expense.

Management liquidation pool: The management liquidation pool of $5.6 million was included as part of the total consideration to acquire Aristos Logic Corporation. Under the merger agreement, the Company paid $3.2 million upon closing the merger transaction. The remaining $2.4 million was paid within twelve months from the acquisition date, to certain employees of the acquired company, contingent upon their continued employment with the Company. The Company excluded expenses associated with the management liquidation pool as these payments were instituted as a component of the acquisition process and did not reflect the Company's ongoing business.

Amortization of acquisition-related intangible assets: Amortization of acquisition-related intangible assets primarily relate to core and existing technologies, customer relationships and backlog that were acquired from Aristos Logic Corporation. The Company excludes the amortization of acquisition-related intangible assets because it does not reflect the Company's ongoing business. In addition, in accordance with GAAP, the Company generally recognizes expenses for internally-developed intangible assets as they are incurred, notwithstanding the potential future benefit such assets may provide. Unlike internally-developed intangible assets, however, and also in accordance with GAAP, the Company generally capitalizes the cost of acquired intangible assets and recognizes that cost as an expense over the useful lives of the assets acquired (other than goodwill, which is not amortized, as required under GAAP). As a result of their GAAP treatment, there is an inherent lack of comparability between the financial performance of internally-developed intangible assets and acquired intangible assets. Accordingly, the Company believes it is useful to provide, as a supplement to its GAAP operating results, a non-GAAP financial measure that excludes the amortization of acquired intangible assets in order to enhance the period-over-period comparison of its operating results, as there is significant variability and unpredictability across companies with respect to this expense. The amortization of acquisition-related intangible assets for core and existing technologies and backlog are being reflected as cost of revenues, while the amortization of acquisition-related intangible assets for customer relationships is being reflected as part of operating expenses.

Restructuring charges (credits): Restructuring charges (credits) primarily relate to activities engaged in by the Company's management to implement extensive company-wide expense-control programs. Restructuring charges (credits) are excluded from non-GAAP financial measures because they are not considered to be part of core operating activities and the occurrence of such costs is infrequent. Although the Company has engaged in various restructuring activities over the past several years, each has been a discrete, individual event based on a unique set of business objectives. The Company does not engage in restructuring activities in the ordinary course of business. As such, the Company believes it is appropriate to exclude restructuring charges (credits) from its non-GAAP financial measures, as it enhances the ability of investors to compare the Company's period-over-period operating results.

Gain on extinguishment of debt: The gain on extinguishment of debt relates to repurchases of the Company's 3/4% convertible notes in the open market. The gain on extinguishment of debt is excluded from non-GAAP financial measures because the occurrence of such costs is infrequent, which would affect the ability of investors to compare the Company's period-over-period operating results, and because the Company does not believe that these activities are reflective of gains customarily incurred in the management of its cash resources.

Income taxes: Income taxes relates to incremental income taxes associated with certain non-GAAP items and tax provisions and refunds from certain discrete tax events.

Discontinued operations: Discontinued operations relates to the sale of the Snap Server NAS business. Certain items from discontinued operations are excluded from non-GAAP financial measures, which include the gain on disposal of discontinued operations, net of taxes, and certain expenses discussed above related to stock-based compensation and income taxes. The gain on disposal of discontinued operations is excluded from non-GAAP financial measures because the occurrence of such costs is infrequent, which would affect the ability of investors to compare the Company's period-over-period operating results, and because the Company does not believe that this activity is reflective of gains and losses customarily incurred in the management of its cash resources.

Adaptec, Inc.
Reconciliation of GAAP to Non-GAAP Results
(unaudited)

                                                         Three-Month Period Ended            Six-Month Period Ended
                                            -------------------------------------------  ----------------------------
                                             October 2,       July 3,     September 26,   October 2,    September 26,
                                                2009           2009           2008           2009           2008
                                            -------------  -------------  -------------  -------------  -------------
                                                                          (in thousands)

GAAP gross profit                          $       8,163  $      10,103  $      13,329  $      18,266  $      28,011
   Stock-based compensation expense (1)              148             77            118            225            221
   Amortization of acquisition-
      related intangible assets (2)                  940            940            427          1,880            427
                                            -------------  -------------  -------------  -------------  -------------
Non-GAAP gross profit                      $       9,251  $      11,120  $      13,874  $      20,371  $      28,659
                                            =============  =============  =============  =============  =============
GAAP income (loss) from continuing
   operations, net of taxes                $      (4,091) $         154  $       3,312  $      (3,937) $       3,265
   Stock-based compensation expense (1)            1,116          1,086           (219)         2,202          1,167
   Management liquidation pool                        51             77            332            128            332
   Amortization of acquisition-
      related intangible assets (2)                1,265          1,265            535          2,530            535
   Restructuring charges (credits)                   (92)           149          1,402             57          3,239
   Gain on extinguishment of debt                     --             --         (1,283)            --         (1,283)
   Income taxes                                       --         (2,279)           (31)        (2,279)         1,586
                                            -------------  -------------  -------------  -------------  -------------
Non-GAAP income (loss) from continuing
   operations, net of taxes                $      (1,751) $         452  $       4,048  $      (1,299) $       8,841
                                            =============  =============  =============  =============  =============

GAAP net income (loss)                     $      (3,773) $         594  $       3,312  $      (3,179) $       8,325
   Stock-based compensation expense (1)            1,116          1,086           (219)         2,202          1,167
   Management liquidation pool                        51             77            332            128            332
   Amortization of acquisition-
      related intangible assets (2)                1,265          1,265            535          2,530            535
   Restructuring charges (credits)                   (92)           149          1,402             57          3,239
   Gain on extinguishment of debt                     --             --         (1,283)            --         (1,283)
   Income taxes                                       --         (2,279)           (31)        (2,279)         1,586
   Income from discontinued
      operations, net of taxes                      (318)          (440)            --           (758)        (5,563)
                                            -------------  -------------  -------------  -------------  -------------
Non-GAAP net income (loss)                 $      (1,751) $         452  $       4,048  $      (1,299) $       8,338
                                            =============  =============  =============  =============  =============

Shares used in computing income (loss) per share:
    Basic - GAAP and non-GAAP                    118,961        119,284        119,682        119,122        119,437

    Diluted - GAAP                               118,961        119,869        134,594        119,122        137,038
        Employee options and awards                   --             --             --             --             --
        3/4% convertible notes                        --             --        (14,152)            --        (16,688)
                                            -------------  -------------  -------------  -------------  -------------
    Diluted - non-GAAP                           118,961        119,869        120,442        119,122        120,350
                                            =============  =============  =============  =============  =============

____________

(1) Stock-based compensation expense by caption was as follows:

                                                         Three-Month Period Ended            Six-Month Period Ended
                                            -------------------------------------------  ----------------------------
                                             October 2,       July 3,     September 26,   October 2,    September 26,
                                                2009           2009           2008           2009           2008
                                            -------------  -------------  -------------  -------------  -------------
                                                                          (in thousands)

   Cost of revenues                        $         148  $          77  $         118  $         225  $         221
   Research and development                          375            333           (701)           708           (266)
   Selling, marketing and administrative             593            676            364          1,269          1,212
                                            -------------  -------------  -------------  -------------  -------------
     Total stock-based
       compensation expense                $       1,116  $       1,086  $        (219) $       2,202  $       1,167
                                            =============  =============  =============  =============  =============

(2) Amortization of acquisition-related intangible assets by caption was as follows:

                                                         Three-Month Period Ended            Six-Month Period Ended
                                            -------------------------------------------  ----------------------------
                                             October 2,       July 3,     September 26,   October 2,    September 26,
                                                2009           2009           2008           2009           2008
                                            -------------  -------------  -------------  -------------  -------------
                                                                          (in thousands)

   Cost of revenues                        $         940  $         940  $         427  $       1,880  $         427
   Amortization of acquisition-
       related intangible assets                     325            325            108            650            108
                                            -------------  -------------  -------------  -------------  -------------
     Total amortization of acquisition-
       related intangible assets           $       1,265  $       1,265  $         535  $       2,530  $         535
                                            =============  =============  =============  =============  =============

Adaptec, Inc.
Condensed Consolidated Balance Sheet
 (unaudited)

                                                                                           As of
                                                                 ----------------------------------------------------------
                                                                  October 2, 2009      March 31, 2009    September 26, 2008
                                                                 ------------------  ------------------  ------------------
                                                                                       (in thousands)
Cash, cash equivalents and marketable securities                $          385,587  $          376,592  $          456,922
Accounts receivable, net                                                     7,718              11,735              18,333
Inventories                                                                  2,913               4,095               6,524
Goodwill and other intangible assets, net                                   18,851              19,748              39,452
Other assets                                                                31,080              37,937              42,818
                                                                 ------------------  ------------------  ------------------
     Total assets                                               $          446,149  $          450,107  $          564,049
                                                                 ==================  ==================  ==================

Current liabilites, excluding current portion
     of convertible notes                                       $           22,776  $           23,779  $           35,475
Current portion of convertible notes                                           414                 474              86,959
Other long-term obligations                                                 12,563              14,974              17,514
Stockholders' equity                                                       410,396             410,880             424,101
                                                                 ------------------  ------------------  ------------------
     Total liabilities and stockholders' equity                 $          446,149  $          450,107  $          564,049
                                                                 ==================  ==================  ==================

Adaptec, Inc.
Guidance, including GAAP to Non-GAAP Net Loss Per Share Reconciliation
 (unaudited)

                                                                                    Three-Month Period Ended
                                                                                        January 1, 2010
                                                                                 ------------------------------
Net revenues                                                                     $15.0 million - $17.0 million
                                                                                 ==============================
GAAP diluted net loss per share                                                        $(0.06) - $(0.04)
Stock-based compensation expense                                                             $0.01
Amortization of acquisition-related intangible assets                                        $0.01
                                                                                 ------------------------------
Non-GAAP diluted net loss per share                                                    $(0.04) - $(0.02)
                                                                                 ==============================